Exhibit 99.1

VERSUM MATERIALS
INVESTOR MEETINGS
September 2016
VERSUM
MATERIALS

FORWARD-LOOKING STATEMENTS
This presentation and materials Air Products and Versum have filed or will file with the SEC contain, or will contain, certain statements regarding business strategies, market potential, future financial performance, future action, results and other matters which are “forward-looking” statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “project,” “estimate,” “budget,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “seek,” “should,” “will,” “would,” “objective,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and similar expressions, among others, generally identify forward-looking statements, which speak only as of the date the statements were made. Additionally, forward-looking statements include, but are not limited to: statements about business strategies and outlook for Versum, expectations as to Versum’s future sales, estimates regarding Versum’s capital requirements and needs for additional financing, estimates of Versum’s expenses, future revenues and profitability, and estimates of the size of the market for Versum’s products, and estimates of the success of other competing technologies that may become available. These forward-looking statements are based on management’s reasonable expectations and assumptions as of the date of this presentation. Actual performance and financial results may differ materially from projections and estimates expressed in the forward-looking statements because of many factors not anticipated by management, including, without limitation, weakening of global or regional economic conditions; future financial and operating performance of major customers; unanticipated contract terminations or customer cancellations of sales; the impact of competitive products and pricing; unexpected changes in raw material supply and markets; Versum’s failure to successfully develop and market new products and optimally manage product life cycles; Versum’s inability to protect and enforce its intellectual property rights; failure to appropriately manage process safety and product stewardship issues; changes in laws and regulations or political conditions; global economic and capital markets conditions, such as inflation, interest and currency exchange rates; delays in or inability to obtain requisite regulatory approvals and changes in capital market conditions that may affect the separation and the execution thereof, including the timing of the separation; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war, weather events and natural disaster; increased competition; changes in relationships with our significant customers and suppliers; unanticipated business disruptions; Versum’s ability to predict, identify and interpret changes in consumer preferences and demand; uncertainty regarding the availability of financing to us in the future and the terms of such financing; disruptions in Versum’s information technology networks and systems; unexpected safety or manufacturing issues; costs and outcomes of litigation or regulatory investigations; the impact of management and organizational changes; the success of productivity and operational improvement programs; the timing, impact, and other uncertainties of future acquisitions or divestitures; the impact of changes in environmental, tax or other legislation and regulations in jurisdictions in which Versum and its affiliates operate; and relocation of our corporate headquarters and key activities and other risk factors described in “Risk Factors,” “Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the amended Form 10 registration statement referred to below. Air Products and Versum disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this document to reflect an change in assumptions, beliefs or expectations or any change in events, conditions, or circumstances upon which any such forward-looking statements are based, except as required by applicable law.
Versum Materials LLC filed an amended Form 10 registration statement with the United States Securities and Exchange Commission on August 25, 2016. The Form 10 is not yet effective and, as is customary, will be updated to provide additional information regarding capital structure, pro forma unaudited results and other matters as they become available.
VERSUM
MATERIALS

AIR PRODUCTS HAS ANNOUNCED …
“Our current intention to separate our electronic materials division (EMD) through a tax-free spin-off to our shareholders as Versum Materials.”
Separation of EMD from the rest of Air Products is on track and expected by the end of September 2016
Spin-off of shares of Versum Materials to our shareholders is subject to;
Typical regulatory approvals and approval by Air Products’ Board
Currently targeting early October 2016 for Versum Materials to begin
“regular way” public company trading
Currently expect a distribution ratio of 1 share of Versum Materials for every 2 shares of Air Products
VERSUM
MATERIALS

VERSUM MATERIALS
BEST IN CLASS ELECTRONIC MATERIALS COMPANY
VERSUM
MATERIALS
Solid growth
High margins
Low capital intensity
Strong free cash flow
Leadership positions in a profitable and
complex semiconductor materials industry
Strong technology, commercial and operations capabilities
Global infrastructure
Compelling growth platforms with
sustainable competitive advantage
Strong financial performance and cash flow
generation
Experienced management team with
proven track record
VERSUM
MATERIALS

PROFITABLE GROWTH PLATFORM
FOCUSED PURE PLAY WITH STRONG PORTFOLIO AND CAPABILITIES
Versum Materials – The Materials Partner Of Choice Of The Semiconductor Industry
Focus on the semiconductor (IC) materials space where materials provide low cost in use/high value in use
Leverage technology leadership, global scale, quality and reliability capabilities, and partnership with customers and OEMs to develop and commercialize the next generation technologies which will advance the industry
Expand into adjacent segments within IC
PROCESS STEPS
DEP Dope Litho Etch Strip CMP Clean
1 Insulators Conductors
2 Ion implant, Doping
3
4 Etch Tool Cleaning
5 Post-etch Residue Cleans
6 Planarization Slurries
7 CMP, back-end cleans
Versum Materials Participates In Six Of Seven Key Semiconductor Process Steps
VERSUM
MATERIALS

VERSUM MATERIALS AREA OF FOCUS
PARTICIPATION FOCUSED ON THE IC MATERIALS INDUSTRY
$450 B SEMICONDUCTOR VALUE CHAIN
IC Materials
OEM
Semiconductor Market
$0 $100 $200 $300 $400 $500
Polysilicon 13%
Wafers 34%
Other 18%
Photomasks 9%
Photoresists 4%
CMP slurries 4%
Specialty gases 4%
Specialty Chemicals 1%
Bulk Gases 4%
Specialty substrates 4%
Wet Process Chemicals 3%
Sputtering Targets 2%
$50 BILLION
IC MATERIALS MARKET
Our Focus ~ $5B
Versum Participates in Only ~1% of the overall Semiconductor Market(a)
OUR BUSINESS
Critical competencies in molecular design, formulation expertise and ultra high purity
Changing semiconductor industry dynamics reducing cyclicality and lowering volatility
80% of sales to semiconductor industry in both the memory and logic segments
Increased importance of materials in next generation nodes driving growth
Strong customer intimacy with strong product development partnerships with customers and OEMs
Strategically located assets in Asia
Advanced Materials revenue growth driven by new product and new applications
VERSUM MATERIALS
Excludes DS&S Segment

VERSUM MATERIALS BY THE NUMBERS
$1.0 billion in sales
1,900 employees
10+ countries
Top 5 industry supplier
3+ decades in business
250+ customers
10-14% R&D spend in AM as % of sales
10+ production facilities
3+ core industries served
VERSUM
MATERIALS

VERSUM MATERIALS
A PORTFOLIO OF WORLD CLASS BUSINESSES
Sales: $954
EBITDA: $344
EBITDA Margin: 36.0%
Op Income: $289
Op Margin: 30.3%
Materials
74% of sales
Delivery Systems
26% of sales
Solid growth
High margins
Low capital intensity
Strong free cash flow
% of FY15 sales
Europe 9%
Americas 30%
Asia 61%
VERSUM
MATERIALS
LTM as of June 30 2016. As reported for EMD within Air Products, no allocated corporate costs. See appendix for non-GAAP metric reconciliation.

GLOBAL INTRASTRUCTURE
SCALE AND BREADTH TO SUPPORT CUSTOMERS GLOBALLY
VERSUM
MATERIALS
Manufacturing Facility
R&D Applications Lab
Manufacturing/Lab Facility
Regional Sales Office
Well-invested global infrastructure
In-region flexible manufacturing capabilities
Local technical support
Collaborative product development with customers
1,900 employees
14 production facilities
6 R&D + technical centers
VERSUM
MATERIALS

POSITIONED WITH THE KEY PLAYERS
HIGH QUALITY GLOBAL CUSTOMER BASE
VERSUM MATERIALS
Other 20%
Customers 11 - 20 14%
Top 10 Customers 66%
Top 20 Customers 80%
Europe 9%
Americas 30%
Asia 61%
Serve semiconductor industry leaders with broad and diverse products portfolio
Growth driven by partnerships requiring innovation capabilities, collaboration, and trust
Many products are Process of Record (POR) in customer manufacturing process
VERSUM MATERIALS
Note: Based on FY15 sales. Customer source information may contain smaller amounts of Industrial Gases related sales.

CREATING VALUE BY MANAGING COMPLEXITY
VERSUM RECOGNIZED AS A VALUED SUPPLIER
TECHNOLOGY
QUALITY & RELIABILITY
SUPPLY CHAIN
DELIVERY & SERVICE
SAFETY
VERSUM
MATERIALS

VERSUM MATERIALS
DIVERSIFIED PORTFOLIO FOCUSED ON TECHNOLOGY DRIVEN SEMICONDUCTORS
SEGMENTS
FOCUS AREAS
KEY PRODUCTS
Advanced Materials
Advanced Deposition Materials for Thin Films
CMP Slurries and Post CMP Cleans
MATERIALS
Formulated Products for Surface Prep & Clean 74%
Process Materials
Deposition
Clean & Etch
Doping
Laser
Equipment
Specialty Gases Delivery
Chemicals Delivery
CMP Slurry Delivery
Turnkey Systems
Systems Technical Support 26%
Installation Projects
DELIVERY SYSTEMS & SERVICES
Services
On site Materials Management Services
VERSUM
MATERIALS
% based on FY15 sales

MATERIALS SEGMENT
DIVERSIFIED PORTFOLIO FOCUSED ON TECHNOLOGY DRIVEN SEMICONDUCTORS
Process Advanced
Materials Materials
52% 48%
Sales: $743
Adj Op Income: $214
Margin: 28.7%
Adj EBITDA: $263
Margin: 35.4%
Europe
8%
Americas
25%
Asia
67%
Sales by business unit and destination
Integrated provider of leading edge specialty materials, 80% to the semiconductor market
Advanced Materials - 80% of portfolio is based on proprietary or patent-protect positions
Process Materials - High-purity gases & chemicals for cleaning, etching, doping & film deposition
980 employees, 11 production and 6 R&D facilities serving more than 250 customers
Solid growth
High margins
Low capital intensity
Strong free cash flow
VERSUM
MATERIALS
FY15 Versum Combined Financials, as reported in Form 10.
See appendix for non-GAAP metric reconciliation.

ADVANCED MATERIALS
$356M IN SALES ACROSS A $2BN DIFFERENTIATED MATERIALS SEGMENT FOCUSED ON INNOVATION TO MEET THE INDUSTRY’S NEXT-GENERATION REQUIREMENTS
CMP SLURRY ADVANCED DEPOSITION SURFACE PREP AND CLEAN
#2/#3 #1 #3
Share
Estimate
Market
Size ($m)
- $500 $1,000 $1,500 $2,000 $2,500
CMP Slurry
Advanced Deposition
Surface Prep and Clean
Product
High purity, functionalized abrasive particles suspended in an aqueous chemical formulation
High purity specialty gases and specialty chemicals; molecules designed for low temperature, clean decomposition
Solvent & semi-aqueous formulations of acids, bases, corrosion inhibitors, complexing agents
Applications
Formulated to planarize deposited films to provide a flat surface for fabricating the next device layer
Used to create the conductor, insulator, and semiconductor layers of IC transistors
Designed to remove debris and contamination left behind from wafer processing (etching, CMP, others)
Advanced Materials
TARGETED GROWTH IN HIGH-VALUE DIFFERENTIATED MATERIALS WHERE WE HAVE A DEMONSTRATED TRACK
Growth
RECORD OF PROVIDING INTEGRATED TECHNOLOGY SOLUTIONS VALUED BY OUR CUSTOMERS
VERSUM
MATERIALS

PARTNERSHIPS CRITICAL TO SUCCESS
COMMITMENT, PARTNERSHIP AND TECHNOLOGY CRITICAL TO ADDING VALUE
LEADING ADVANCED MATERIALS OEMS
ADVANCED DEPOSITION
Applied Materials, TEL,
Lam Research, ASMi, HIKE
PLANARIZATION
Ebara, Applied Materials
SURFACE PREP & CLEAN
Screen, TEL, Lam
Research
Cost-of-ownership is driven by process efficiency (throughput and yield)
CUSTOMERS
SAMSUNG intel tsmc UMC TOSHIBA Leading Innovation
OEMs
Lam RESERCH
TOKYO ELECTION
SCREEN
EBARA
APPLIED MATERIALS
VERSUM
MATERIALS
Materials are emerging as the enablers for advanced device performance
Equipment facilitates the scaling and efficient use of new materials
STRATEGIC ELEMENT
Align with innovation leaders
Win Best Known Method status
Win Process of Record
Partner to optimize High Volume use of new offerings
Understand impact of localized OEMs
BENEFIT TO EMD
Collaborate with the best partners and industry trend setters
Facilitate information flow
Understand the cost-of- ownership
Improve forecasting
Align with the right regional partners
COMPLEX, HIGH BARRIERS TO ENTRY
VERSUM
MATERIALS

TIMELINE FOR INTRODUCING NEW PRODUCTS FOR IC MANUFACTURING
TO SUSTAIN GROWTH VERSUM MATERIALS INVESTS MORE THAN 10% OF ITS ADVANCED MATERIALS SALES INTO RESEARCH AND DEVELOPMENT
VOLUME [WAFERS/MONTH]
PROCESS DEVELOPMENT
Alpha Tool
Beta Tool
HVM Tool
Material Selection ADM OEM BKMs
Material Integration ADM / PLA / SP&C IDM PORs
1 MT
100 Kg
10 Kg
100 g
Concept Feasibility Prototype Development Commercialize
HIGH VOLUME MANUFACTURING
-60 -24 -12 0 12 24
MONTHS
VERSUM
MATERIALS
Adapted from ITRS Roadmap

PROCESS MATERIALS
$387M WITH TEN PRODUCTS REPRESENTING 80% OF REVENUE FOCUSED ON GLOBAL DISTRIBUTION CAPABILITIES, COMPETIVE COST, PURITY, QUALITY AND RELIABILITY
Share Estimate Market Size ($M)
FLUORINATED GASES
DOPANTS
INORGANIC HYDRIDES, OXIDES, AND HALIDES
SILICON PRECURSORS
#2
#1
#3
-
$250
$500
$750
$1,000
$1,250
$1,500
$1,750
$2,000
$2,250
Fluorinated Gases
Dopants
Inorganic Hydrides, Oxides, and Halides
Market Dynamics 2014-2020
Competitors rebalanced supply/demand given PV over capacity overinvestment and low profitability.
Growth in memory, especially 3D VNAND, driving significant increase in demand of key products
Industry debottlenecking to support increased demand.
Few competitors due to high barriers to entry into specialty gases (sensitive and difficult to handle products)
Forecast new demand drivers for hydrides to improve IC speed
Regional players source crude commodities and purify or distribute purified electronic grade products
Process Materials Growth
IMPROVED OUR COST COMPETITIVENESS AND IN-REGION SUPPLY INFRASTRUCTURE TO DEFEND/GROW SHARE AND LEVERAGE OUR GLOBAL SUPPLY CHAIN AND SAFETY, QUALITY AND RELIABILITY CAPABILITIES TO GROW WITH OUR CUSTOMERS
VERSUM
MATERIALS

DELIVERY SYSTEMS & SERVICES SEGMENT
DIVERSIFIED PORTFOLIO FOCUSED ON TECHNOLOGY DRIVEN SEMICONDUCTORS
Onsite
Services 22%
Equipment & Installation 78%
Sales: $266
Adj Op Income: $ 49
Margin: 18.5%
Adj EBITDA: $ 57
Margin: 21.6%
Europe 12%
Asia 41%
Americas 47%
Sales by business unit and destination
Gas & Chemical Delivery Systems – sale of equipment critical to managing delivery of key materials into the semiconductor process
Turnkey & Installation – of materials delivery systems
On-Site Services (MEGASYS)
On-going on-site inventory management of critical gases & chemicals
More than 450 people servicing over 50 customer locations
Solid growth
High margins
Low capital intensity
Strong free cash flow
VERSUM
MATERIALS
FY15 Versum Combined Financials, as reported in Form 10.
See appendix for non-GAAP metric reconciliation.

DELIVERY SYSTEMS AND SERVICES
COMPETITIVE ADVANTAGE DRIVERS
COMPLETE PORTFOLIO OF EQUIPMENT & SERVICE SOLUTIONS
GLOBAL MANUFACTURING CAPABILITIES
WORLDWIDE LEADER IN THE SUPPLY OF EQUIPMENT AND SERVICES
COST EFFECTIVE EQUIPMENT & SERVICE SOLUTIONS
EXTENSIVE GLOBAL EXPERIENCE PROVIDING EQUIPMENT & SERVICES TO 300 MM FACILITIES
DESIGN EXCELLENCE, FOCUSED ON SAFETY, RELIABILITY & PURITY
VERSUM MATERIALS 19

SEMICONDUCTOR INDUSTRY SUMMARY
Growing technology driven industry that enables human advancement
Computation / Mobility / Big Data / Internet of Things (IoT)
Complexity of chip architectures driving materials innovation and growth
New Materials required to enable next generation nodes
Increased processing steps changing the number of products and volume requirements
Substantial industry capital spending across the cycles
Significant industry concentration and growth in Asia
Managing complexity and collaboration is critical to success in Materials
GROWTH SUPPORTED BY NEED FOR NEW MATERIALS
New Material Introductions
Back End of Line
Patterning
Front End of Line
Substrate
1960 1970 1980 1990 2000 2010 2015 2020F
Adapted with permission from ASM ISS 2016
KEY GROWTH METRICS – AS OF AUG 2016
2013 2014 2015 2016 2017 2018
Wafer Equipment (Gartner, CY)
-8% 16% 0% -3% 8% 9%
MSI Growth (Hilltop Economics, FY)
2% 8% 7% -2% 4% 9%
VERSUM MATERIALS 20

SEMICONDUCTOR INDUSTRY IS CHANGING
SHIFTING GROWTH DRIVERS (MOBILITY & IOT) & INDUSTRY CONCENTRATION
IC MARKET SHARE BY SYSTEM TYPE (%)
Percent Share (%)
100%
80%
60%
40%
20%
0%
8.2%
4.7%
13.0%
18.5%
55.6%
1998
7.5%
6.3%
12.9%
22.0%
51.3%
2003
7.0%
6.5%
12.2%
29.3%
45.0%
2008
7.1%
7.4%
11.6%
36.7%
37.2%
2013
6.8%
8.4%
10.3%
41.8%
32.7%
2018F
Computer Communications
Source: IC Insights.
CONCENTRATION OF IC SUPPLIERS
Number of companies building fabs
100
75
50
25
0
150 200 300 450 *
* Projected
Source: SEMI
Move towards consumer products driven demand
Scale and concentration in leading edge semiconductor manufacturers
VERSUM MATERIALS 21

A CONCENTRATED INDUSTRY
CRITICAL TO HAVE STRONG RELATIONSHIPS WITH INDUSTRY LEADERS
SEMICONDUCTOR INDUSTRY CONCENTRATION
GLOBAL WAFER CAPACITY (K WAFERS/MO)
$2,000
$1,600
$1,200
$800
$400
$0
Source: IC Insights.
Samsung TSMC Micro Toshiba SK Hynix Intel ST UMC GF TI
GLOBAL SHARE OF 300MM WAFER CAPACITY
Top 5 Leaders
Top 10 Leaders
Top 15 Leaders
96%
90%
67%
3.8 million 300mm Wafers per Month Installed (as of 12/2013)
• Top 10 WW capacity leaders represent 72% of all IC output (area basis)
• Only 29 players operate 300mm fabs; only 15 operate more than one
VERSUM MATERIALS 22

INDUSTRY WITH REDUCED CYCLICALITY
MATERIALS DEMAND BENEFITTING FROM LESS VARIABILITY
• Changing industry dynamics are reducing cyclicality
- Growth of mobility and Internet-of-Things (IoT) more consumer goods/GDP driven
- Concentration of semiconductor producers has increased investment discipline and lowered over supply dynamics
• Materials are more critical to the industry’s ability to innovate for next generation nodes
SEMICONDUCTOR DEMAND CORRELATED TO GDP DRIVING DECREASING VOLATILITY
Million Square Inches Billion 2010 US$
3,000
2,500
2,000
1,500
1,000
500
94
75,000
70,000
Semi MSI
World Real GDP (Rt Scale) 65,000
60,000
55,000
50,000
45,000
93-15Q3 40,000
94% correlation
Multiple: 2.15X
35,000
96 98 00 02 04 06 08 10 12 14
VERSUM MATERIALS
Total real (inflation-removed) spending on finished goods and services by business, government and commercial in 85 of the largest economies highly correlated with Semi MS. Duncan Meldrum; ISS 2016

MACRO TRENDS
DRIVING SEMICONDUCTOR AND MATERIALS GROWTH
Mobility
Connectivity
Big Data
GROWTH IN MOBILE DEVICES AND DATA
CAGR [2015 to 2020]
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
13.1% 54.3% 22.6% 50% 7.7% 23.2% 38.5% 83.4%
Smartphone Tablet Laptop M2M module
Devices Mobile data traffic
Source: Statista/Cico systems
Volume
Mobile
DVD
Set top box
26 Billion installed units by 2020*
Device Categories *Gartner
Source: ARM
DATA TRAFFIC IN ZETABYTES PER YEAR
Data center IP traffic in zettabytes per year
12
10
8
6
4
2
0
3.07 3.4 4.4 5.6 7 8.6 10.4
2013 2014 2015* 2016* 2017* 2018* 2019*
Source: Statista/Cisco Systems
VERSUM MATERIALS 24

MULTIPLE GROWTH DRIVERS

MATERIALS ARE CRITICAL TO BOTH LEGACY AND ADVANCED NODES

N10 & BELOW ADVANCED LOGIC

- New dielectrics and low defectivity CMP slurries
- Metals for work function tuning and barriers
- Lower k interconnect dielectrics
- Metal and barrier CMP slurries
- Scaling via multiple patterning materials
- Selective etching chemistries

MEMORY

- Vertical NAND requires new dielectrics, metals and polishes
- DRAM scaling via multiple patterning materials
- New etch hardmasks
- Higher k capacitor dielectrics

INTERNET OF THINGS

- Stripping and cleaning products
- Selective release etching chemistries
- Dielectrics and cleans for advanced packaging and through silicon vias

NEW CHINA FABS & EXPANSIONS

- New memory fabs for VNAND and DRAM
- Foundry fabs for advanced logic devices

- Overall silicon demand more correlated with global GDP
- Advanced Nodes growing faster, about 2x GDP
- Materials growing faster, about 1.5x - 3x GDP, driven primarily by innovation required to enable advanced nodes
- Substantial semiconductor capex across the cycles

VERSUM MATERIALS

25

MATERIALS & EQUIPMENT GROWTH
DRIVERS FOR INNOVATION AND USE
• Industry volume growth
- MSI of Silicon for Materials
- CAPEX Investment for Equipment and Services
• Technology changes from new chip architectures
- Next generation nodes (new materials)
- 3 dimensional structures (more processing steps)
• Competitive position as a materials supplier
- Innovation/Differentiation capabilities
- Supply infrastructure/Cost/Quality
- Customer Partnership/Access
LOGIC TRANSISTOR ROADMAP
22 14 10 7 5 3
Technology Node (nm)
3D MEMORY
VERTICAL NAND 3D XPOINT
VERSUM MATERIALS 26

ARCHITECTURE CHANGES INCREASING DEMAND
EXAMPLE – IMPACT OF MEMORY GROWTH AND ARCHITECTURE CHANGE
GROWTH DRIVERS
Increasing demand for Memory and capacity expansions by industry leaders
Move to 3-D structures is increasing number layers and materials requirements (more deposition and etch intensive)
Volume/Wafer
WF6 >2x
NF3 ~1.5x
C4 F6 >6x
Demand for new Materials and Processing Steps
MEMORY DEMAND GROWTH AND ARCHITECTURE SHIFT
2-D vs. 3-D NAND
2-D and 3-D NAND Flash Market
$90B
$60B
$30B
$0B
$32.1B $35.5B $39.2B $42.8B $46.8B $51.5B $56.5B $61.8B $67.5B $73.7B $80.3B
2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025
Source: SEMI
VERSUM MATERIALS 27

REACHING HIGHER LEVELS OF PERFORMANCE
SELF-HELP ACTIONS DRIVING SUSTAINABLE MARGIN IMPROVEMENT
ELECTRONIC MATERIALS ADJ EBITDA MARGIN
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
FY13Q1 FY13Q2 FY13Q3 FY13Q4 FY14Q1 FY14Q2 FY14Q3 FY14Q4 FY15Q1 FY15Q2 FY15Q3 FY15Q4 FY16Q1 FY16Q2 FY16Q3
VERSUM MATERIALS
As reported for EMD within Air Products, no allocated corporate costs and without certain MT segment level costs in FY15. See appendix for non-GAAP metric reconciliation.

SIGNIFICANT CASH GENERATION
($ million)
Adj EBITDA $310
Est. Interest $53
Est. Cash Taxes $54
Est. Maintenance Capex $15
Est. Distributable Cash Flow $188
Est. Growth Capex $15
Est. Free Cash Flow (before dividend) $173
VERSUM MATERIALS
Adj EBITDA = June 30 2016 TTM for EMD as reported within MT of $344, minus $25 as estimate of adjustments to Versum standalone, minus $9 million of EBITDA primarily for products staying with APD. See appendix for reconciliation
Est. Interest = assumes $1.0 billion debt at 5.25%

FINANCIAL OVERVIEW
SETUP FOR SUCCESS
Strong financial profile with attractive and sustainable margins
Technology & innovation leadership delivering tailored solutions
Strategically located global manufacturing footprint and infrastructure
Opportunity to optimize cost structure to a pure play Semiconductor Materials company
Solid Balance Sheet
Expect to lever business at 3-4x EBITDA, expect initial debt level of approx. $1 billion
Negligible environmental and pension liabilities, no material off balance sheet liabilities
Significant Cash Flow Generation
Class leading EBITDA margins
Low capital intensity
Priorities for Cash Usage
Fund innovation R&D and organic capital needs
Build capacity to fund value enhancing inorganic growth opportunities
Anticipate paying nominal dividend
VERSUM MATERIALS 30

LEADERSHIP
Seifollah Ghasemi Director and Non-executive Chairman
Guillermo Novo President and Chief Executive Officer and Director
George Bitto Senior Vice President and Chief Financial Officer
Patrick F. Loughlin Senior Vice President Operations and Supply Chain
Michael W. Valente Senior Vice President Law and Human Resources, General Counsel, and Secretary
VERSUM
MATERIALS

APPENDIX SLIDES
VERSUM
MATERIALS

VERSUM COMBINED - FORM 10
FY15 IMPROVEMENT DRIVEN BY IMPROVED PRICING/MIX,
HIGHER VOLUMES AND LOWER COSTS OFFSETTING UNFAVORABLE CURRENCY
FY13 FY14 FY15
Sales $853 $943 $1,009
Adj Operating Income $86 $163 $244
Op Margin 10.1% 17.2% 24.1%
Adj EBITDA $145 $224 $302
EBITDA Margin 17.0% 23.7% 29.9%
$350
$300
$250
$200
$150
$100
$50
$0
17.0%
$145
FY13
23.7%
$224
FY14
29.9%
$302
FY15
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Adj EBITDA EBITDA Margin
VERSUM
MATERIALS
FY15 Versum Combined Financials, as reported in Form 10.
See appendix for non-GAAP metric reconciliation.

Materials Technologies
Electronic Materials
Moving forward
Q3 FY16 Fav/(Unfav) vs. Q3 FY15
Sales $243 (8%)
- Volume (6%)
- Materials impact 0%
- DS&S impact (6%)
- Price -%
- Currency (2%)
EBITDA $86 (7%)
- EBITDA Margin 35.3% 20bp
Operating Income $73 (5%)
- Operating Margin 30.0% 80bp
Overall Materials volumes flat with continued growth in Advanced Materials volumes
Pricing/mix and productivity actions driving margin expansion

Note that this slide is provided for informational purposes only and does not represent an Air Products reportable segment. As reported for EMD within Air Products.
AIR PRODUCTS

VERSUM FORM 10 NON GAAP METRICS
Versum - FORM 10
$ Millions FY13 FY14 FY15
Materials Segment
Operating Income 83.3 124.6 213.7
Add: Depreciation and amortization 54.9 52.7 48.1
Add Equity Affiliates’ Income 2.1 1.7 1.0
Adjusted EBITDA 140.3 179.0 262.8
Sales 628.4 640.0 743.4
Operating Margin 13.3% 19.5% 28.7%
Adjusted EBITDA Margin 22.3% 28.0% 35.4%
Delivery Systems and Services Segment
Operating Income 19.8 57.6 49.1
Add: Depreciation and amortization 1.4 6.3 8.3
Add Equity Affiliates’ Income 0.0 0.0 0.0
Adjusted EBITDA 21.2 63.9 57.4
Sales 224.4 302.5 265.9
Operating Margin 8.8% 19.0% 18.5%
Adjusted EBITDA Margin 9.4% 21.1% 21.6%
Corporate
Operating Income (17.0) (19.7) (19.2)
Add: Depreciation and amortization 0.6 0.5 0.5
Add: Equity Affiliates’ Income 0.0 0.0 0.0
Adjusted EBITDA (16.4) (19.2) (18.7)
Total Versum Materials
Operating Income (46.5) 161.2 222.0
Business restructuring and cost reduction actions 132.6 1.3 21.6
Adjusted Operating Income 86.1 162.5 243.6
Add: Depreciation and amortization 56.9 59.5 56.9
Add Equity Affiliates’ Income 2.1 1.7 1.0
Adjusted EBITDA 145.1 223.7 301.5
Sales 852.8 942.5 1,009.3
Adjusted Operating Margin 10.1% 17.2% 24.1%
Adjusted EBITDA Margin 17.0% 23.7% 29.9%
VERSUM
MATERIALS

ADJUSTED EBITDA – LTM ENDING JUNE 2016
AS REPORTED FOR EMD WITHIN AIR PRODUCTS
$ Millions Sep15 Quarter Ended Dec15 Mar16 Jun16 Jun16 LTM
Versum Materials
GAAP Operating Income 63.0 83.3 70.3 72.7 289.3
Add: Depreciation and amortization 15.9 12.7 12.5 13.0 54.1
Add: Equity Affiliates’ Income 0.3 0.2 0.0 0.0 0.5
Adjusted EBITDA 79.2 96.2 82.8 85.7 343.9
Sales 232.5 245.4 233.5 242.7 954.1
Adjusted EBITDA Margin 34.1% 39.2% 35.5% 35.3% 36.0%
Operating Margin 27.1% 33.9% 30.1% 30.0% 30.3%
VERSUM
MATERIALS